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                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES -- OXLEY ACT OF 2002

     In connection with the Quarterly Report of ITT Industries, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities And Exchange Commission on the date hereof (the "Report"), I, Louis
J. Giuliano, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes -- Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ LOUIS J. GIULIANO
                                          --------------------------------------
                                                    Louis J. Giuliano
                                                 Chairman, President and
                                                 Chief Executive Officer

May 13, 2003

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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